UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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☐ Soliciting Material under § 240.14a-12

Enzo Biochem, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Schedule 14A filing consists of the following press release (the “Press Release”) from Enzo Biochem, Inc., a New York corporation (the “Company”), relating to the Company’s Annual Meeting of Stockholders held on March 31, 2022. This Schedule 14A supplements the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on February 28, 2022.

FOR IMMEDIATE RELEASE

Enzo Biochem Adjourns Annual Meeting of Shareholders to Complete Vote on Proposal

Meeting Scheduled for April 8, 2022 at 9:00 AM ET

NEW YORK, NY, April 6, 2022 (GLOBE NEWSWIRE) -- Enzo Biochem, Inc. (NYSE: ENZ) (“Enzo” or the “Company”), a leading biosciences and diagnostics company, held its Annual Shareholder Meeting (the “Annual Meeting”) on March 31, 2022 with 89% of the total 48.5 million shares voted. Out of four proposals presented to shareholders for a vote at the Annual Meeting, the polls were closed at the Annual Meeting with respect to all proposals except Proposal One.

While many of the proposals required a majority of the shareholder vote for approval (Proposals Two, Three and Four each received the requisite affirmative votes for approval and the polls for such proposals were closed at the Annual Meeting on March 31, 2022), Proposal One requires the affirmative vote of the holders of at least 80% of the combined voting power of the outstanding shares of stock entitled to vote. As of March 31, 2022, the Company received proxies representing approximately 76% of the shares outstanding as of the record date, 99% of which voted FOR Proposal One. Thus, the requisite number of shares for the approval of Proposal One was not present. To allow more time to solicit additional votes for the approval of Proposal One from shareholders of record as of February 25, 2022, Enzo adjourned the Annual Meeting, solely with respect to Proposal One, until 9:00 a.m. (ET) on Friday, April 8, 2022. This meeting will be held virtually over the internet using the following link: www.virtualshareholdermeeting.com/ENZ2022.

Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the President of the Company so that it is received no later than 5:00 p.m., ET on April 7, 2022; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the President of the Company so that it is received no later than 5:00 p.m., ET on April 7, 2022; or (iii) attending the Annual Meeting virtually and voting thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Enzo Biochem, Inc., 527 Madison Avenue, New York, New York 10022, Attention: Barry W. Weiner, President. If you hold shares of Common Stock in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions. Since the polls have closed with respect to Proposals Two, Three, and Four, any such revocation of a proxy would only be effective with respect to Proposal One and such revocation may be effected up until the closing of the polls for such proposal at the adjourned Annual Meeting or any further adjournment thereof.

Among the proposals (from Proposal One) to be voted on at the Meeting Scheduled for April 8, 2022 at 9:00 AM ET:

•	A proposal to de-classify the Company’s current staggered board structure so that every board seat is voted on each year and all directors are held directly accountable for the company’s performance.

•	A proposal to change the required shareholder vote for approval of mergers, asset sales, and dissolution from two-thirds vote to majority vote.

•	A proposal to change the required shareholder vote for amendments to the Certificate of Incorporation to a majority vote.

If Proposal One is approved, Enzo will benefit from a de-classified board, market standard vote requirements for various shareholder approvals, and a simplified accounting period and corporate purpose.

These initiatives are resoundingly shareholder-friendly and reflective of the recently refreshed management and board’s commitment to building long-term shareholder value and adopting a corporate governance profile in line with established best practices.

While these types of proposals are generally deemed by the investment community to be in the best interests of all shareholders, there is an extraordinarily high vote threshold on Proposal One requiring support from 80% of all outstanding shares to gain approval. As a result, the Company has adjourned the Meeting to allow adequate time for shareholders to fully consider and vote on the Proposal One.

Enzo strongly urges all shareholders to vote.

IF YOU ARE A SHAREHOLDER OF RECORD AS OF FEBRUARY 25, 2022, WE URGE YOU TO VOTE NOW BY CALLING KINGSDALE ADVISORS TOLL-FREE AT 1-888-518-1554 or collect at 1-416-867-2272 AND ONE OF THEIR AGENTS WOULD BE HAPPY TO HELP YOU VOTE OVER THE PHONE.

About Enzo Biochem

Enzo Biochem is a pioneer in molecular diagnostics, leading the convergence of clinical laboratories, life sciences and intellectual property through the development of unique diagnostic platform technologies that provide numerous advantages over previous standards. A global company, Enzo Biochem utilizes cross-functional teams to develop and deploy products, systems and services that meet the ever-changing and rapidly growing needs of health care today and into the future. Underpinning Enzo Biochem’s products and technologies is a broad and deep intellectual property portfolio, with patent coverage across a number of key enabling technologies.

For more information, please visit www.Enzo.com or follow Enzo Biochem on Twitter and
LinkedIn.

Forward-Looking Statements

Except for historical information, the matters discussed in this release may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include declarations regarding the intent, belief or current expectations of the Company and its management, including those related to cash flow, gross margins, revenues, and expenses which are dependent on a number of factors outside of the control of the Company including, inter alia, the markets for the Company’s products and services, costs of goods and services, other expenses, government regulations, litigation, and general business conditions. See Risk Factors in the Company’s Form 10-K for the fiscal year ended July 31, 2021. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. The Company disclaims any obligations to update any forward-looking statement as a result of developments occurring after the date of this release.

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Enzo Biochem Contacts

For: Enzo Biochem:

David Bench, CFO
212-583-0100
dbench@enzo.com

For Media:

Lynn Granito
Berry & Company Public Relations
212-253-8881
lgranito@berrypr.com

For Investors:

Bob Yedid
LifeSci Advisors, LLC
646-597-6989
bob@lifesciadvisors.com